Fees Summary	Jul. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 219,834,000.00
Previously Paid Amount	0.00
Total Fee Amount	33,656.59
Total Offset Amount	0.00
Net Fee	$ 33,656.59
Final Prospectus	false